Exhibit 99.1

Unisys Investor Day | June 2 Welcome & strategic direction Mike Thomson Future-ready solutions & services Chris Arrasmith Enterprise Computing Solutions Sean Tinney Cloud, Applications & Infrastructure Manju Naglapur Break Digital Workplace Solutions Patrycja Sobera & Weston Morris Go-to-market strategy Joel Raper & Teresa Poggenpohl Finance overview Deb McCann Q&A Facilitated by Mike Thomson Closing remarks Mike Thomson

Disclaimer Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Unisys cautions readers that the assumptions forming the basis for forward-looking statements include many factors that are beyond Unisys’ ability to control or estimate precisely, such as estimates of future market conditions, the behavior of other market participants and that TCV is based, in part, on the assumption that each of those contracts will continue for their full contracted term. Words such as “anticipates,” “estimates,” “expects,” “projects,” “may,” “will,” “intends,” “plans,” “believes,” “should” and similar expressions may identify forward-looking statements and such forward-looking statements are made based upon management’s current expectations, assumptions and beliefs as of this date concerning future developments and their potential effect upon Unisys. There can be no assurance that future developments will be in accordance with management’s expectations, assumptions, and beliefs or that the effect of future developments on Unisys will be those anticipated by management. Forward-looking statements in this presentation include, but are not limited to any projections or expectations of revenue growth, margin expansion, achievement of operational efficiencies and savings, effective use of technology, investments in our solutions and artificial intelligence adoption and innovation, TCV and Ex-L&S (Technology Solutions & Services) New Business TCV, the impact of new logo signings, backlog, book-to-bill, full-year 2026 revenue growth and profitability guidance, including constant currency revenue, Ex-L&S (Technology Solutions & Services) constant currency revenue growth, L&S (ClearPath) revenue, non-GAAP operating profit margin, free cash flow generation and the assumptions and other expectations made in connection with our full-year 2026 financial guidance, three-year financial targets, including total company revenue growth, Ex-L&S (Technology Solutions & Services) gross margin expansion, operating profit, free cash flow, L&S (ClearPath) revenue, L&S (ClearPath) gross margin, Ex-L&S (Technology Solutions & Services) revenue and operating expenses and other expectations made in connection with our three-year financial targets, the reduction of uncertainty and volatility of cash requirements, including pension contributions, our pension liability, debt extinguishment, future economic benefits from net operating losses and statements regarding future economic conditions, our strategy or performance. Additional information and factors that could cause actual results to differ materially from Unisys’ expectations are contained in Unisys’ filings with the U.S. Securities and Exchange Commission (SEC), including Unisys’ Annual Reports on Form 10-K and subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other SEC filings, which are available at the SEC’s website, http://www.sec.gov. Information included in this presentation is representative as of the date of this presentation only and while Unisys periodically reassesses material trends and uncertainties affecting Unisys’ results of operations and financial condition in connection with its preparation of management's discussion and analysis of results of operations and financial condition contained in its Quarterly and Annual Reports filed with the SEC, Unisys does not, by including this statement, assume any obligation to review or revise any particular forward-looking statement referenced herein in light of future events, except as required by applicable law. Non-GAAP Information This presentation includes certain non-GAAP financial measures that exclude certain items such as pension and postretirement expense; goodwill impairment charge, foreign exchange (gains) losses, debt extinguishment, certain legal and other matters related to professional services and legal fees, including legal defense costs, associated with certain legal proceedings; environmental matters related to previously disposed businesses; and cost-reduction activities and other expenses that the company believes are not indicative of its ongoing operations, as they may be unusual or non-recurring. The inclusion of such items in financial measures can make the company’s profitability and liquidity results difficult to compare to prior periods or anticipated future periods and can distort the visibility of trends associated with the company’s ongoing performance. Management also believes that non-GAAP measures are useful to investors because they provide supplemental information about the company’s financial performance and liquidity, as well as greater transparency into management’s view and assessment of the company’s ongoing operating performance. Non-GAAP financial measures are often provided and utilized by the company’s management, analysts, and investors to enhance comparability of year-over-year results. These items are uncertain, depend on various factors, and could have a material impact on the company's GAAP results for the applicable period. These measures should not be relied upon as substitutes for, or considered in isolation from, measures calculated in accordance with U.S. GAAP. A reconciliation of these non-GAAP financial measures to the most directly comparable financial measures calculated and reported in accordance with GAAP can be found in Unisys’ filings with the SEC except for financial guidance and other forward-looking information since such a reconciliation is not practicable without unreasonable effort as the company is unable to reasonably forecast certain amounts that are necessary for such reconciliation. This information has been provided pursuant to the requirements of SEC Regulation G.

Mike Thomson | CEO and President

About Unisys Progress report Strategic vision Unisys AI framework Mike Thomson Speaker and agenda Key takeaways CEO and President

We push for more

A global mission-critical IT services and solutions partner

GLOBAL PRESENCE

- Blue Bell, PA headquarters
- 120+ countries where Unisys services clients
- 700+ clients
- 100+ ecosystem partners

REVENUE

- ~$2.0B | FY25 annual revenue
- Diversified by industry, geography, and client

A HERITAGE OF INNOVATION

- Roots dating back over 150 years
- Became Unisys in 1986
- Servicing our top 50 clients for an average of 20 years

CLIENT-FIRST WORKFORCE

- ~15K associates
- ~8K engineers
- 30+ countries

INDUSTRY RECOGNIZED

- 21 global leader rankings
- 42 global report placements

© 2026 UNISYS CORPORATION. ALL RIGHTS RESERVED. CONFIDENTIAL AND PROPRIETARY INFORMATION.
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A foundation fortified over the past three years STRATEGIC DIRECTION Reset market perception Launched AI-enabled solutions Stood up agentic application factory Climbed analyst rankings Upskilled workforce Streamlined operating model Expanded profitability Improved pre-pension free cash flow

STRATEGIC DIRECTION

Our strategy, evolved

From a foundational growth framework to an AI-First operating model

2023 CORE ELEMENTS OF STRATEGY		2026 PRIORITIES FOR THE NEXT CHAPTER
Addressable market growth	›	New adjacencies
Solution development	›	AI embedded, not bolted on
ClearPath™ Services and Industry Solutions	›	ClearPath™ as a pillar of enterprise AI
Land and expand	›	Drive pipeline through precision targeting and partnership engine
Margin expansion	›	Complete the agentic-first workforce transformation
Operational excellence	›	Unlock free cash flow — and consider returning capital

WHAT'S CHANGED SINCE 2023

ClearPath™
AI at the core of the platform, and modernization without disruption

Depth, not breadth, of partnerships
Targeted focus on OEMs, hyperscalers and frontier-model providers

AI-augmented delivery
Mix of digital and human labor delivering at scale

Enhanced capital flexibility
Refinanced and upsized debt, mitigated pension volatility, path to FCF generation

8

AI-First solution and service mindset Outcome-based results Trusted strategic partnership Speed, agility and continuous improvement CLIENT IMPERATIVES DRIVING GROWTH STRATEGIC DIRECTION

STRATEGIC DIRECTION “Agentic AI is emerging as a strategic inflection point. This new class of AI isn’t just speeding up innovation. It’s reshaping how work gets done, how people contribute, and how industries will grow in the years ahead.” $450B Economic value created by agentic AI by 20281 33% Of enterprise software applications will contain agentic AI by 20282 10x Increase in AI agents by 20273 44% Agentic AI market CAGR over next decade4 Why now? The agentic inflection point

Transform We help clients define and create the foundational elements needed to transform their technical debt and securely scale their IT ecosystems. The Unisys AI framework Orchestrate We run hybrid and transformed IT ecosystems at scale, with a continuous-improvement mindset. We help clients implement foundational AI elements that translate into measurable business outcomes. Develop Develop the foundation for enterprise AI Apply AI to transform operations Orchestrate AI securely, responsibly, at scale STRATEGIC DIRECTION

© 2026 UNISYS CORPORATION. ALL RIGHTS RESERVED. CONFIDENTIAL AND PROPRIETARY INFORMATION. 12 STRATEGIC DIRECTION things to take home Reinventing as a leader in future state, mission-critical IT solutions, built for an agentic world Evolving our workforce through AI-First capabilities and delivery Reaching positive free cash flow inflection and transforming capital structure 01 02 03 04 Accessing a larger market opportunity through an integrated AI framework and go-to-market model

Chris Arrasmith | Chief Operating Officer

Unisys AI transformation AI capabilities and solutions AI-powered workforce Strategy and partnerships Chris Arrasmith Chief Operating Officer Speaker and agenda The Unisys edge

Agentic solutions Creating systems of action Unisys AI transformation AI-First. Full-stack. Partner-enabled. Built for scale. Strategy and partnerships Flexible, full-stack and expanding AI-powered workforce Human capital + digital labor FUTURE-READY SOLUTIONS & SERVICES

Unisys AI capabilities at the core Integrated enterprise AI embedded in our portfolio Strategy and Engineering Data for AI Process AI Agentic Modernization AI Infrastructure Responsible AI AI that delivers value High-impact business outcomes infused with security and flexibility at the core FUTURE-READY SOLUTIONS & SERVICES

Develop Transform Orchestrate FUTURE-READY SOLUTIONS & SERVICES AI-led solutions driving client value From infrastructure readiness to agentic deployment — solution alignment to client AI journey stages AI Infrastructure Assessment Data Environment Readiness AI Governance Framework Agentic Workflow Deployment Intelligent Service Desk Employee Experience AI AI Managed Services Security and Compliance Layer Continuous Optimization

Building AI-First capabilities and delivery AI workforce strategist Outcome-based delivery lead AI workflow architect Domain translator AI output validator Evolving workforce versus reducing workforce FUTURE-READY SOLUTIONS & SERVICES

Frontier Models LLMs Inference Model hosting Agentic Industry Outcomes AI agents Vertical AI use cases Digital workforce Data & Infrastructure Cloud/GPU compute Private AI Data governance AIOps & Orchestration Integration Retrieval Augmented Generation models Token optimization Simplifying a complex AI ecosystem for our clients Develop the foundational models, data and compute that power enterprise-grade AI. Transform operations with agents, RAG and vertical use cases tuned to each industry. Orchestrate the full stack end-to-end so models, data, and workflows deliver measurable outcomes at scale. AI technology stack

End-to-end AI from edge to cloud to data center Security and governance built into every layer Proven enterprise delivery at global scale Depth of industry and process knowledge Agile and practical AI for real-world enterprise outcomes 1 2 3 4 5 FUTURE-READY SOLUTIONS & SERVICES

21 global leader rankings | 42total global reports TIME World’s Best Companies of 2025 India’s Best Employers of 2025 NEWSWEEK 2025 GLOBAL Top 100 Most Loved Workplaces® FORBES 2025 America’s Best Employers For Engineers FINANCIAL TIMES Best Employers Asia Pacific 2026 DELL TECHNOLOGIES AWARDS 2025 Global Alliances Growth Partner Of The Year 2025 Americas Expansion Partner Of The Year 2025 APJ Acquisition Partner Of The Year HDI GLOBAL SERVICE AND SUPPORT AWARDS 2025 Best Service Improvement Initiative Company Awards LEADER in Advanced Analytics and AI Services LEADER in Generative AI Services LEADER in Future of Work LEADER in Multi Public Cloud Services LEADER in Private/Hybrid Cloud – Data Center Services LEADER in Cybersecurity Solutions and Services LEADER in Microsoft Cloud Ecosystem LEADER in Mainframe Services and Solutions LEADER in Worldwide Digital Workplace Services LEADER in European Human-First DWS LEADER in Digital Workplace Services LEADER in End-User Computing Services LEADER in Advanced Digital Workplace Services LEADER in Cloud Infrastructure Mgmt Services LEADER in Cognitive & Self-Healing IT Infrastructure LEADER in Cyber Resiliency LEADER in Attack Surface Management LEADER in Global Outsourced Digital Workplace Services LEADER in Digital Workplace Services for the Mid-Market LEADER in Cloud Services for the Mid-Market LEADER in Outsourced Digital Workplace Services

Enterprise Computing Solutions (ECS)

Solution portfolio Market opportunity AI at the core Demo: Digital System Administrator Sean Tinney SVP and General Manager Enterprise Computing Solutions Speaker and agenda Client value and outcomes

ENTERPRISE COMPUTING SOLUTIONS Solution portfolio ClearPath Managed Services ClearPath License and Support Business Process Outsourcing Services 68% portfolio revenue 1 21% portfolio revenue 1 11% portfolio revenue 1

ENTERPRISE COMPUTING SOLUTIONS

AI is driving, not replacing, mainframe workloads

Mainframe workloads have doubled over 15 years and will double again, accelerated by AI. Every new AI use case lands on the core.

WORKLOAD GROWTH

~6% Mainframe market 5-year CAGR through 2033 — and accelerating with AI

~90% IT leaders planning and deploying AI on the mainframe

2x Faster MIPS* growth In mid-size enterprises

70%+ of global transactional workloads still run on the mainframe

WHY NOW

- Data gravity favors the core
- AI inference on-platform
- Agentic AI + code assistants
- Sovereignty and post-quantum

WHY US

ClearPath captures workload growth:
AI integrated around the core, hybrid token + MIPS consumption, and 99.999%+ availability on the same globally secure platform

Sources: Arcati Mainframe Survey 2026; Mordor Intelligence (Mainframe Market, 2026); Kyndryl 2025 State of Mainframe Modernization Survey Report; Planet Mainframe 2024 Mainframe User Survey; IDC Perspective (Mainframe Still Plays a Critical Role in Financial Services
*Unit of workload consumption

© 2026 UNISYS CORPORATION. ALL RIGHTS RESERVED. CONFIDENTIAL AND PROPRIETARY INFORMATION. 25

ENTERPRISE COMPUTING SOLUTIONS

ClearPath ecosystem market momentum

Where it matters

Market verticals

- High-volume, data-sensitive industries
  - Retail, Banking
- Highly regulated sectors
  - Financial Services, Healthcare, Government
- Manufacturing environments with complex workloads

What's driving IT

Market forces

- Security and cyber-resilience
- Regulatory pressure and auditability
- Rising cost and complexity of distributed systems
- Performance inconsistency and zero tolerance for downtime
- Ecosystem flexibility

Why ClearPath wins

Our alignment

- Designed for mission-critical workloads
- Modern and dynamic ecosystem
- Services to accelerate growth
- Performance consistency
- Built to modernize around the core and integrate with cloud, AI and digital channels

The market has evolved. Modernization without disruption is the priority.


Cloud First
Cloud Smart

© 2026 UNISYS CORPORATION. ALL RIGHTS RESERVED. CONFIDENTIAL AND PROPRIETARY INFORMATION. 26

ENTERPRISE COMPUTING SOLUTIONS

ClearPath ecosystem strategy – capturing the market

Develop

Client growth engine

- AI at the core, modernizing at the edge
- Workload and performance balancing
- Platform for expansion

Transform

Tech tied to business outcomes

- Faster application creation
- ClearPath as a data hub
- Next-gen compute capabilities

Orchestrate

Future of work

- Comprehensive managed services
- Skills alignment with market objectives
- AI-driven knowledge management

ADVANTAGES

Speed to value and low total cost of ownership	Low-risk incremental modernization capabilities	Extensive AI in the platform and AI application integration	Enabled modern development languages	Secure and reliable ecosystem for mission critical apps

© 2026 UNISYS CORPORATION. ALL RIGHTS RESERVED. CONFIDENTIAL AND PROPRIETARY INFORMATION. 27

ENTERPRISE COMPUTING SOLUTIONS

ClearPath ecosystem roadmap

Core tenets: Security | Performance | Interoperability

	Now	Near-term	Long-term
Security	**Enhancements and extensions to continue providing clients with confidence in ClearPath security**		
	Crypto discovery	Post-quantum readiness	Predictive security policies
Performance	**Enhancements and system upgrades to keep ahead of client growth needs**		
	Framework for hybrid computing	Native modern language support	Continuous dynamic workloads
Interoperability	**Seamless integration of innovative technologies and supporting services**		
	AI application integration	Agentic AI integration	Quantum + classical integration
Emerging Technologies	**The ClearPath ecosystem is a secure and scalable data backbone with AI integrated in the core enabling modernization.**		

© 2026 UNISYS CORPORATION. ALL RIGHTS RESERVED. CONFIDENTIAL AND PROPRIETARY INFORMATION. 28

ENTERPRISE COMPUTING SOLUTIONS

AI at the core – power without limits

1

AI-driven integration

Extending the ecosystem around ClearPath while maintaining data security and integrity

2

AI value realization

Increasing accuracy, maximizing code generation, and accelerating speed to value on strategic AI projects


ClearPath
Core

3

AI data sovereignty

Serving as an immutable digital backbone for data value and governance

4

AI-enabled operations

Orchestrating with critical data sets in a secure and reliable environment increases workloads and sustains client value

INTELLIGENCE BUILT INTO EVERY TRANSACTION

More integrations → More interoperability → More platform value

© 2026 UNISYS CORPORATION. ALL RIGHTS RESERVED. CONFIDENTIAL AND PROPRIETARY INFORMATION. 29

1 Incident 1 Incident 3 Hours 3 Minutes 10 Engineers 1 Engineer $$$ $ Incident resolution Traditional versus AI-enabled* Traditional AI-enabled ENTERPRISE COMPUTING SOLUTIONS

ENTERPRISE COMPUTING SOLUTIONS

Value and outcomes for our clients

99.999+%
ClearPath system availability for maximum uptime

$56T
Annual US interbank payments processed

700+M
Airline passengers processed in 2025

$450B
Mortgages managed

150M
Payments reconciled per year

1M/Minute
Transactions per minute – all verticals

Security

ClearPath provides the security needed by today's clients and is ready for the challenges of the post-quantum world

0 incidents of compromised ClearPath user data

High standards

ClearPath includes the security levels required for regulated industries, including use cases like medical testing, citizen benefits, tax payments, etc.

© 2026 UNISYS CORPORATION. ALL RIGHTS RESERVED. CONFIDENTIAL AND PROPRIETARY INFORMATION. 32

ENTERPRISE COMPUTING SOLUTIONS Client transformation in action

Cloud, Applications, & Infrastructure (CA&I)

Market opportunity Future-ready vision Solution portfolio Demo: AIOps in action: Unisys Intelligence Accelerator Speaker and agenda Client value and outcomes Manju Naglapur Senior VP and GM Cloud, Applications & Infrastructure

CLOUD, APPLICATIONS & INFRASTRUCTURE

CA&I market opportunity and growth drivers

Growing CA&I and AI markets

$1.0T	5.3% CAGR	$2.6T	~30% CAGR
Total market for CA&I[1]	Expected CA&I growth[1,2]	Total market for AI[3]	Expected AI growth[2,3]

Targeting highest-growth segments

- AI-driven infrastructure demand
- AI-enabled application transformation
- Enterprise AI orchestration
- Security and governance for AI

AI growth opportunity

$1.6T (26.1% CAGR)[2,3] across infrastructure, applications, orchestration, and security

[1] Source: Gartner Market Statistics, Forecast: Services Worldwide, 2026-2029, 1Q26
[2] Represents a 3-year CAGR for the period 2026 to 2029
[3] Source: Gartner Market Statistics, Forecast: AI Spending Worldwide, 2026-2029, 1Q26 (spending includes full AI market)

© 2026 UNISYS CORPORATION. ALL RIGHTS RESERVED. CONFIDENTIAL AND PROPRIETARY INFORMATION. 36

CLOUD, APPLICATIONS & INFRASTRUCTURE

Our evolution

2025 – beyond Intelligence supercycle

2020 – 2024 Accelerated digitization

2010 – 2020 Cloud and digital transformation

	2020-2024	2025 & beyond
Target market	Client-initiated expansion	Market demand addressed with rapid value assessments
Financial model	Unit model + milestones	Outcome-based model
Solutions	Managed services	Develop, transform, orchestrate
Platform	Digital and cloud	Multi-agent systems
Delivery model	Agile and ITIL4	Autonomous, context-aware
Talent	Human talent	Agent-based with human-in-loop

Context-driven intelligence • Non-linear speed • Measurable value

© 2026 UNISYS CORPORATION. ALL RIGHTS RESERVED. CONFIDENTIAL AND PROPRIETARY INFORMATION. 37

AI embedded across solutions and services, secure by design Industrialized delivery models drive efficiency, consistency and lower operational risk Outcome-based engagements align delivery to measurable business and operational results Build AI fluency across associates to scale our agentic advantage CLOUD, APPLICATIONS & INFRASTRUCTURE

AI-infused solution portfolio Powered by Unisys Intelligence Accelerator (UIA) AI framework CLOUD, APPLICATIONS & INFRASTRUCTURE Solutions for the future Reimagined portfolio to drive client success Priority solutions Future-ready portfolio & delivery model Hybrid Cloud Transformation & Managed Services Application Development and Transformation & Managed Services Security Managed Services Intelligent Operations Data Foundations Agentic-driven application Security & Governance for AI We help clients Develop Transform Orchestrate Delivered by AI-native talent Forward-deployed teams Agentic digital workforce

CLOUD, APPLICATIONS & INFRASTRUCTURE

Powering delivery through our AI framework

Client outcomes

Modern experience | Streamlined workflows | Intelligent systems | Hyper-productivity

Unisys Intelligence Accelerator

AI control tower

- Agent catalog
- AI blueprints
- Enterprise context

Develop

Embed AI-driven software development life cycle

Transform

Power the transformation with digital agents

Orchestrate

Operate your enterprise with confidence

Guardrails

- Security and compliance
- AI firewall
- Observability
- FinOps
- Release governance

Models*

Claude | GPT | Gemini | Mistral AI | Llama

Hybrid cloud

aws | Microsoft Azure | Google Cloud | AI-SaaS | Private cloud

*Unisys builds using these frontier and open-source models

© 2026 UNISYS CORPORATION. ALL RIGHTS RESERVED. CONFIDENTIAL AND PROPRIETARY INFORMATION.
40

Delivering outcomes enterprise-scale CLOUD, APPLICATIONS & INFRASTRUCTURE

Cloud migration first, then AI-driven automation at scale INDUSTRIAL TECHNOLOGY Critical applications modernized, scaling to hundreds with AI +

$ M with a full-scale cloud transformation, 24/7 SOC, and 150+ automated workflows in savings COMMERCIAL REAL ESTATE via 280 application programming interfaces, automation, and DevOps to achieve transformation internal systems integrated FINANCIAL SERVICES

CLOUD, APPLICATIONS & INFRASTRUCTURE Delivering with leading partners. Recognized by analysts. Key partners Analyst recognition Partners 30+ Leader rankings* 10 Total reports* 23

Digital Workplace Solutions (DWS)

Market opportunity Demo: Service Experience Accelerator in action Solution portfolio Client value and outcomes Patrycja Sobera SVP and General Manager, Digital Workplace Solutions Weston Morris Sr. Director, Strategy, Digital Workplace Solutions Speakers and agenda Future ready

DIGITAL WORKPLACE SOLUTIONS

Positioned for growth

Market forces

1. Achieving ROI from AI: Turning clients' AI investments into measurable business value

2. Managing rising device costs: Reducing total cost of ownership across the device life cycle

3. Experience-driven productivity: Linking employee experience directly to business performance

4. Operating in a more complex, regulated world: Ensuring control, compliance, and resilience at scale

$125B	4-6% CAGR	$2.6T	~30% CAGR
Total market for DWS[1]	Expected DWS growth[1,2]	Total market for AI[3]	Expected AI growth[3,4]

[1] Source: Everest State of the Market Report – April 2026
[2] Represents a 2-year CAGR for the period 2026 to 2028
[3] Source: Gartner Market Statistics, Forecast: AI Spending, Worldwide, 2026-2029, 1Q26
[4] Represents a 3-year CAGR for the period 2026 to 2029

© 2026 UNISYS CORPORATION. ALL RIGHTS RESERVED. CONFIDENTIAL AND PROPRIETARY INFORMATION. 48

AI ROI through technology, people and security Contain endpoint costs without sacrificing productivity Proactive experience management that drives business outcomes Data sovereignty during instability DIGITAL WORKPLACE SOLUTIONS more than an inconvenience DIGITAL WORKPLACE SOLUTIONS

Powered by Unisys Service Experience Accelerator (SEA) We help clients DIGITAL WORKPLACE SOLUTIONS Solutions for the future We empower and support the digital, physical, and human workplace Priority solutions Future-ready portfolio Experience-as-a-Service Agentic Service Desk AI-powered Field Services Device Subscription Service Unified Endpoint Management Develop Transform Orchestrate AI-infused solution portfolio and professional services Sustainable Workplace Enterprise Service Management IoT & Connected Technology Liquid & Immersion Cooling Enterprise Knowledge Management

We focus on delivering business outcomes client value and measurable DIGITAL WORKPLACE SOLUTIONS

K CONSTRUCTION CLIENT STORY Employees achieving ROI from AI Increasing AI adoption and productivity Facilitated a prompt-a-thon with senior executives to support key business challenges and build leadership alignment for scaled adoption across the workforce.

Our manufacturing client reclaimed 49,000 employee hours, enabling them to quadruple their product releases in Q4 of last year. MANUFACTURING CLIENT STORY Product releases YoY Revenue generating activity

Expanding field services into higher-value opportunities High-end Infrastructure Multi-site Deployment Traditional Enterprise Support OEM Repair PREMIUM Servers Storage Routers/ Switches DC Liquid Cooling Parking Airport Biometrics Edge Point of Sale User Support Device Services Smart Meeting Room Touchless Experience PC Rack & Stack Network Logistics DIGITAL WORKPLACE SOLUTIONS

DIGITAL WORKPLACE SOLUTIONS Shaping the industry Award recognition We’re reimagining digital workplace solutions and shaping the future Industry memberships Leader Rankings* 9 Total reports* 12 Partners Dell Technologies 75+ Global Alliances Americas Data Center Analyst leader recognition

Joel Raper, Chief Commercial Officer Teresa Poggenpohl, Chief Marketing Officer

Growing with AI at our core AI-driven sales organization Marketing strategy Joel Raper Chief Commercial Officer Teresa Poggenpohl Chief Marketing Officer Speakers and agenda

AI at our core – partner-supported growth built around client needs Powered by alliance partners and technology platforms AI through us AI for us MODERNIZING CORE UNISYS SOLUTIONS Embedded AI for enhanced service delivery AI with us ENABLING CLIENT OUTCOMES WITH AI Enabling client innovation and AI adoption ESTABLISHING UNISYS AS ‘CLIENT ZERO’ Evolving to an AI-First Unisys Built for enterprises where performance is everything Operationally complex and distributed enterprises Mission critical industries with zero downtime tolerance Mid-market enterprises seeking cost-effective transformation GO-TO-MARKET STRATEGY

03 Insight-orchestrated Rapid Value Assessments 02 AI-enabled whitespace discovery 04 Outcome-based pricing 01 Guided selling with embedded intelligence By 2029, sales organizations with AI-driven enablement functions will achieve 40% faster sales stage velocity than those using traditional enablement approaches. — Gartner, 2026 Sales engine 2.0: Rewiring for scalable growth GO-TO-MARKET STRATEGY

GO-TO-MARKET STRATEGY Accelerating client acquisition through tech Intent signals Precision targeting Personalized journeys Predictive analytics Powered by AI

Client stories convert 18x higher clickthrough rate 4x higher dwell time GO-TO-MARKET STRATEGY

Tailored experiences, tangible results Consistent, high-value engagement 25 IT and senior leaders engaged with our marketing campaigns CIO and VP of IT downloaded content VP of IT attended Unisys thought leadership event CIO attended Unisys-sponsored roundtable CIO presented at Unisys CIO & CTO Community • Influence key stakeholders with personalized, targeted messaging and thought leadership • Position Unisys to win strategic new business and secure renewals ACCOUNT-BASED MARKETING Multiple IT execs attended Unisys-sponsored event CLIENT EXAMPLE: Global biotechnology company GO-TO-MARKET STRATEGY

Deb McCann, Chief Financial Officer

2023 Investor Day report card 2026 Investor Day targets Capital allocation priorities Speaker and agenda Why Unisys Deb McCann Chief Financial Officer

FINANCE OVERVIEW

Our portfolio of solutions with new terminology

NEW NAME				NEW NAME
Technology Solutions & Services (formerly Ex-L&S)				**ClearPath™ (formerly L&S)**
Digital Workplace Solutions (DWS)	**Cloud, Applications & Infrastructure (CA&I)**	**Enterprise Computing Solutions (ECS)**		
		Specialized Services		ClearPath
Agentic Service Desk	Hybrid Cloud	ClearPath Services		Operating Systems
Field Services	Data	Next-Generation Computing		Value-Added Products
Devices	Applications	Industry Solutions		Platforms
Experience-as-a-Service	Security			

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2023 INVESTOR DAY TARGETS EXPECTED RESULTS* ClearPath (2024-2026 average) ~$360M revenue ~65% gross margin ~$425M revenue ~70% gross margin Technology Solutions & Services Revenue 3 Year CAGR (2023-2026) 5% - 7% ~Flat Technology Solutions & Services Gross Margin (2023-2026) ~100 to 150 bps average per year ~150 bps average per year SG&A Expense Reduction 2026 vs. 2022 $50M ~$70M Operating Profit Margin (Non-GAAP) 2026 10% - 12% 9% - 11% Pension Strategy Reduce US Pension volatility and opportunistic annuity purchases 28% reduction in global liabilities with reduced volatility Pre-Pension Free Cash Flow 2026 $150-$175M ~$72M Impacted by capital transformation (~$50M) & environmental recovery timing (~$30M) Delivering strong progress against our 2023 Investor Day expectations 2023 Investor Day report card FINANCE OVERVIEW

Revising financial guidance Full-year 2026 Improving revenue growth Reaffirming profitability (5.0%) to (3.5%) Constant Currency Revenue Growth Non-GAAP Operating Profit Margin 9.0% to 11.0% • Free Cash Flow of ~($25M) • Capital Expenditures of ~$85M • Cash taxes of ~$70M • Net interest payments of ~$70M • Other payments, primarily restructuring, of ~$30M • Pension and postretirement contributions of ~$102M • Revenue growth guidance translates to reported revenue growth of (2.0%) to (0.5%) based on exchange rates as of April 30, 2026 • Assumes reported ClearPath revenue of approximately $425 million (from $415M) • Assumes Technology Solutions & Services constant currency revenue growth of (6.0%) to (4.0%) (from (7.0%) to (4.5%)) Other 2026 expectations From (6.5%) to (4.5%) FINANCE OVERVIEW

FINANCE OVERVIEW $1,512 $1,586 $1,577 $1,522 2022 2023 2024 2025 2026E 2029E $M Growth Solutions Expected to be the drivers of growth inflection Agentic Service Desk Data Center & Enhanced Field Services Digital Workplace Hybrid Infrastructure Services Agentic Application Services Security Cloud, Applications & Infrastructure Technology Solutions & Services Revenue Growth Opportunity Positioning ourselves for growth inflection | Target: 3-5% 3-year CAGR*

5% 7% 9% 11% 13% 15% 17% 19% 21% 23% 2022 2023 2024 2025 2026E 2029E Gross Margin (%) Continuing Technology Solutions & Services margin expansion Higher margin mix shift Agentic AI and automation are displacing manual delivery effort across the service stack, lowering unit cost, expanding capacity without proportional headcount growth Shifting commercial models toward outcome- and consumption-based contracts ties revenue to measurable client value, allowing productivity gains to flow through as margin Reskilling/upskilling talent and rotating the portfolio toward hybrid cloud, security, and AI-led solutions raises blended margin and reduces exposure to commoditized, labor-intensive work 200+ bps Over the next three years ~ ~70+ bps per year 560 bps historical improvement Increasing volumes and new business signings in higher value solutions with accretive margin profile Improved efficiency with AI and optimization Outcomes-based approach Future skilling the workforce FINANCE OVERVIEW

Improving structural SG&A efficiency Building a leaner, agentified organization aligned to growth Transforming AI-powered core G&A functions • Deploying AI across core G&A functions to drive productivity, streamline processes, and lower operating costs Aligning Talent model with strategic priorities • Delivering SG&A operational leverage as the business scales • Focusing investments on sales and marketing to maximize market share capture FINANCE OVERVIEW Targeting 150 bps reduction In SG&A as a % of revenue from 2026-2029 assuming achievement of target revenue

FINANCE OVERVIEW

Bringing it all together

Inflecting to positive growth, expanding profitability, and enhancing free cash flow

Total company* revenue growth	Total company gross margin expansion	Operating Profit	Free Cash Flow
2% - 4%	~100 bps	12% to 14%	~$50M
Three-year CAGR from 2026 guidance midpoint	Over the next three years ~30 bps average per year	2029 Target	2029 Target

ClearPath revenue
~$400M average per year 2027-2029

Technology Solutions & Services revenue*
3% - 5%
3 YR CAGR
from 2026 guidance midpoint

ClearPath gross margin
~70% average gross margin

Technology Solutions & Services margin expansion
200+ bps over next 3 years
~70+ bps average per year

SG&A expense
~150 bps reduction
as % of revenue
over the next three years

Adjusted EBITDA
17% - 19%
2029 target

FCF ex-pension
~$110M
2029 target

Assume similar non-pension modeling items as 2026

* Projections exclude the impact from exiting our United Kingdom business process outsourcing consolidated joint venture, which is currently expected to decline starting year-end 2026. Including this decline, the 3 YR total company CAGR is 0% to 2%, and Technology Solutions & Services 3 YR CAGR of 1% to 3%

© 2026 UNISYS CORPORATION. ALL RIGHTS RESERVED. CONFIDENTIAL AND PROPRIETARY INFORMATION. 73

© 2026 UNISYS CORPORATION. ALL RIGHTS RESERVED. CONFIDENTIAL AND PROPRIETARY INFORMATION. 74 Simplify the balance sheet, improve net leverage ratio and credit rating Advance growth through disciplined capital deployment Consider a capital return program over the long term FINANCE OVERVIEW

Deleveraging as a core focus Execution of our strategy improves our leverage position Puts us in a position to fully remove the U.S. qualified defined benefit pension plans in 3-4 years 0 200 400 600 800 1000 1200 1400 2023 2024 2025 2026E 2027E 2028E 2029E $M Sr. Secured Notes & Other U.S. QDB Pension Deficit All Other Plans Reducing net leverage (with pension) by at least one turn FINANCE OVERVIEW 2.9x March 31, 2026 < 2.0x year-end 2029 Pension contributions expected to translate to ~$240M of deficit reduction from 2025 to year-end 2029 FROM TO

Meaningful strategic steps to reduce and remove U.S. qualified defined benefit pension plan liabilities will put us in a position to fully remove plans in 3-4 years. Continuing our pension strategy A multi-year commitment Expected next steps • Execute 2026 U.S. annuity purchase transaction to further reduce liability and cost of removal • Take additional steps to both reduce costs and enhance the efficiency of U.S. pension removal • Execute steps towards potential termination of a UK pension plan within the next 2 years FINANCE OVERVIEW Benefits achieved through recent debt raise and pension actions • Removed substantially all pension volatility • Enabled further annuity purchase transactions • Reduced GAAP pension deficit and contributions • Actions cash flow accretive over next 5 years1

FINANCE OVERVIEW

Why Unisys is a compelling investment

An inflection point – from deleveraging to durable free cash flow

Transformed Unisys

Recognized leader with future-ready portfolio

Diversified client base with $60B TAM

Enhanced profitability

Stabilized pension

TODAY

Near-term catalysts

Growth inflection

Scaling digital workforce

AI tailwinds and TAM expansion

2026 –2027

Medium-term value

Sustained growth step-up

200+ bps TS&S margin expansion

Deleveraging by > 1.0x

Potential pension removal

~$30M environmental receipt

Through 2029

Unlocked shareholder value

+$3 / share from ~$200M targeted net debt reduction*

+$4 / share from ~$75M Targeted increase in adjusted EBITDA, before any multiple expansion*

A solid free cash flow generator with enhanced flexibility for deploying capital

The result

*Assumes 4x Enterprise Value / Adjusted EBITDA valuation multiple and diluted share count of ~72M.

© 2026 UNISYS CORPORATION. ALL RIGHTS RESERVED. CONFIDENTIAL AND PROPRIETARY INFORMATION.
77

© 2026 UNISYS CORPORATION. ALL RIGHTS RESERVED. CONFIDENTIAL AND PROPRIETARY INFORMATION. 79 CLOSING THOUGHTS things to take home Reinventing as a leader in future state, mission-critical IT solutions, built for an agentic world Evolving our workforce through AI-First capabilities and delivery Reaching positive free cash flow inflection and transforming capital structure 01 02 03 04 Accessing a larger market opportunity through an integrated AI framework and go-to-market model

Thank You Contact Us investor@unisys.com

Definitions of Non-GAAP Financial Metrics Non-GAAP operating profit – This measure excludes pretax pension and postretirement expense, pretax goodwill impairment charge and pretax charges or gains associated with certain legal matters related to settlements, professional services and legal fees, including legal defense costs, associated with certain legal proceedings, and cost-reduction activities and other expenses. EBITDA & adjusted EBITDA – Earnings before interest, taxes, depreciation and amortization (EBITDA) is calculated by starting with net income (loss) attributable to Unisys Corporation common shareholders and adding or subtracting the following items: net income (loss) attributable to noncontrolling interests, interest expense (net of interest income), provision for (benefit from) income taxes, depreciation and amortization. Adjusted EBITDA further excludes pension and postretirement expense; goodwill impairment charge, foreign exchange (gains) losses, debt extinguishment, certain legal matters related to settlements, professional services and legal fees, including legal defense costs, associated with certain legal proceedings; environmental matters related to previously disposed businesses; cost-reduction activities and other expenses; non-cash share-based expense; and other (income) expense adjustments. Non-GAAP net income (loss) and non-GAAP diluted earnings (loss) per share – These measures exclude pension and postretirement expense and charges or (credits) in connection with goodwill impairment; foreign exchange (gains) losses, debt extinguishment, certain legal matters related to settlements, professional services and legal fees, including legal defense costs, associated with certain legal proceedings; environmental matters related to previously disposed businesses; and cost-reduction activities and other expenses. The tax amounts related to these items for the calculation of non-GAAP diluted earnings (loss) per share include the current and deferred tax expense and benefits recognized under GAAP for these items. Free cash flow – Represents cash flow from operations less capital expenditures. Pre-pension and postretirement free cash flow (Pre-pension free cash flow) – Represents free cash flow before pension and postretirement contributions. Adjusted free cash flow – Represents free cash flow less cash used for pension and postretirement funding; debt extinguishment, certain legal matters related to settlements, professional services and legal fees, including legal defense costs, associated with certain legal proceedings; environmental matters related to previously disposed businesses; and cost-reduction activities and other payments.

Definitions of Other Metrics ClearPath – Represents software license and related support services, primarily ClearPath Forward™, within the company's ECS segment. Technology Solutions & Services – These measures exclude revenue, gross profit and gross profit margin in connection with software license and support services within the company’s ECS segment. The company provides these measures to allow investors to isolate the impact of software license renewals, which tend to be significant and impactful based on timing, and related support services in order to evaluate the company’s business outside of these areas. Constant currency – A significant amount of the company’s revenue is derived from international operations. As a result, the company’s revenue has been and will continue to be affected by changes in the U.S. dollar against major international currencies. The company refers to revenue growth rates in constant currency or on a constant currency basis so that the business results can be viewed without the impact of fluctuations in foreign currency exchange rates to facilitate comparisons of the company’s business performance from one period to another. Constant currency is calculated by retranslating current and prior-period revenue at a consistent exchange rate rather than the actual exchange rates in effect during the respective periods. Backlog – Represents the estimated amount of future revenue to be recognized under contracted work, which has not yet been delivered or performed. The company believes that actual revenue reflects the most relevant measure necessary to understand the company’s results of operations, but backlog can be a useful metric and indicator of the company’s estimate of contracted revenue to be realized in the future, subject to certain inherent limitations. The timing of conversion of backlog to revenue may be impacted by, among other factors, the timing of execution, the extension, nullification or early termination of existing contracts with or without penalty, adjustments to estimates in pricing or volumes for previously included contracts, seasonality and foreign currency exchange rates. Investors are cautioned that backlog should not be relied upon as a substitute for, or considered in isolation from, measures in accordance with GAAP. Total Contract Value (TCV) – Represents the initial estimated revenue related to contracts signed in the period without regard for early termination or revenue recognition rules. Changes to contracts and scope are treated as TCV only to the extent of the incremental new value. New Business TCV represents TCV attributable to expansion and new scope for existing clients and new logo contracts. L&S TCV is driven by software license renewals, and as such, changes in timing or terms of renewals can lead to fluctuations from period to period. The company believes that actual revenue reflects the most relevant measure necessary to understand the company’s results of operations, but TCV can be a useful leading indicator of the company’s ability to generate future revenue over time, subject to certain inherent limitations. Measuring TCV involves the use of estimates and judgments and the extent and timing of conversion of TCV to revenue may be impacted by, among other factors, the types of services and solutions sold, contract duration, the pace of client spending, actual volumes of services delivered as compared to the volumes anticipated at the time of contract signing, and contract modifications, including, without limitation, contract nullification and termination, over the lifetime of a contract. Investors are cautioned that TCV should not be relied upon as a substitute for, or considered in isolation from, measures in accordance with GAAP. Book-to-bill – Represents total contract value booked divided by revenue in a given period. New Business – Represents expansion and new scope for existing clients and new logo contracts.

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